UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒                        Filed by a Party other than the Registrant ☐
Check appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
BLACKROCK CAPITAL INVESTMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (Check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BLACKROCK CAPITAL INVESTMENT CORPORATION
40 EAST 52ND STREET
NEW YORK, NEW YORK 10022

ADDITIONAL INFORMATION REGARDING THE 2020 SPECIAL MEETING OF STOCKHOLDERS
HELD ON MAY 1, 2020 AND ADJOURNED TO MAY 15, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of BlackRock Capital Investment Corporation (the “Company,” “we,” “our” or “us”), dated March 18, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders on May 1, 2020 (the “Special Meeting”). The Special Meeting was held on May 1, 2020 at 11:00 a.m., Eastern Time, and has been adjourned to May 15, 2020 at 10:00 a.m., Eastern Time, to allow us more time to solicit votes.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of BlackRock Capital Investment Corporation (the “Company,” “we,” “our” or “us”), that:

The Special Meeting has been adjourned to May 15, 2020 at 10:00 a.m., Eastern Time. In light of public health concerns regarding the coronavirus outbreak, the adjourned Special Meeting will be held over the web in a virtual meeting format only. You will not be able to attend the adjourned Special Meeting in person. To attend the adjourned Special Meeting please follow the directions below and use the following link: www.meetingcenter.io/239061799.

As described in the proxy materials for the Special Meeting previously distributed, stockholders of record of the Company as of the close of business on March 2, 2020 (“Record Date Stockholders”) are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof. A Record Date Stockholder who wishes to attend the adjourned Special Meeting must email Computershare at Maura.Stanley@computershare.com, or call Computershare at 201-680-3695, in order to register to attend the adjourned Special Meeting, obtain the password to access the adjourned Special Meeting and verify that you were a stockholder on the record date. If you are a record owner of shares, please have your 15-digit control number on your proxy card available when you call or include it in your email. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 12, 2020. Record Date Stockholders registering to attend the adjourned Special Meeting will receive a confirmation email regarding registration.

If a Record Date Stockholder holds shares through a bank, broker or other nominee (a “Street Name Record Date Stockholder”), and wishes to attend and vote at the adjourned Special Meeting, you must obtain a valid legal proxy from your broker, bank or other nominee. Follow the instructions from your broker or bank included with the proxy materials, or contact your broker or bank to request a legal proxy form. Once you have received a valid legal proxy from your broker, bank or other agent, it should be emailed to Computershare at legalproxy@computershare.com and should be labeled “Legal Proxy” in the subject line or you may call Computershare at 866-333-6433 for further instructions. Please include proof from your broker, bank or other agent of your valid proxy (e.g., an e-mail from a broker or an image of the legal proxy). You will then receive a confirmation of your registration, with a control number, by email from Computershare. Street Name Record Date Stockholders who do not provide a valid legal proxy, but provide other satisfactory evidence of their ownership of shares as of the record date for the adjourned Special Meeting, will be able to attend the adjourned Special Meeting as a guest but will not receive a control number and will not be able to vote at the adjourned Special Meeting.

Please note that the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the adjourned Special Meeting.

By order of the
Board of the Company

Laurence D. Paredes, Secretary of the Company

New York, New York
May 7, 2020
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